UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 31, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2006, providing for the issuance of GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2006-AR6)

       GreenPoint Mortgage Funding Trust, Series 2006-AR6
(Issuing Entity)

       GreenPoint Mortgage Funding Grantor Trust 1-A1A, Series 2006-AR6
(Issuing Entity)

       GreenPoint Mortgage Funding Grantor Trust 1-A2A2, Series 2006-AR6
(Issuing Entity)

       GreenPoint Mortgage Funding Grantor Trust 1-A2B, Series 2006-AR6
(Issuing Entity)

       GreenPoint Mortgage Funding Grantor Trust 1-A3B, Series 2006-AR6
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Dechert LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-133985) in connection with various transactions. Legal opinions by Dechert LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Dechert LLP as to legality (including consent of such firm).

8.1	Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of Dechert LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Michael C. Hitzmann
Name: Michael C. Hitzmann
Title: Senior Vice President

Dated: October 31, 2006

EXHIBIT INDEX

Exhibit No.                     Description

5.1	Opinion of Dechert LLP as to legality (including consent of such firm).

8.1	Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of Dechert LLP (included in Exhibit 5.1).